
Apo E
AEM-28


AZX100

Capstone Therapeutics

Operating Update

November 21, 2013

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2012, and other documents we file with the U.S. Securities and Exchange Commission.

Cash Report

Cash Use and Ending Balance	3Q2013
CAPS	$ (381,000)
LipimetiX	$ (559,000)
Consolidated	$ (940,000)
Cash Balance	$ 7,183,000

Note: Cash Balance at September 30, 2013 includes $2.5 million held in and reserved for use by LipimetiX Development, LLC

Qui Tam Lawsuit Update

- Next discovery hearing to be held in December 2013 – duration of discovery process uncertain
- Proposed DOJ/Orthofix settlement accepted by court - had slowed lawsuit progress
- DOJ/US Government has not joined complaint against CAPS
- Settlement/Trial: <u>Timing Unknown</u>

LipimetiX Development LLC (JV)

- CAPS contributed $6M for 60% (ownership)
- 2 tranche funding structure
- $5M of CAPS contribution has preferential distribution right
- LipimetiX LLC (Lipi) contributed UAB license for current/future IP, for 40% (ownership)
- JV contracted Dennis Goldberg, Ph.D. and team to manage program (Benu BioPharma, Inc.)
- Joint Development Committee of JV makes all operating/admin decisions.
  Lipi = 3 seats, CAPS = 2 seats
- Majority member/ownership vote on strategic decisions
- Shutdown provisions for any development roadblocks
- 27-Month program to Q4 2014
- **Common goal to monetize on Phase 2a data**

AEM-28 Rational Design at UAB
– 299 aa down to 28 aa with full function


'Hinge region'
Apolipoprotein E
Arg172
Arg
Cys
158
150
Receptor-
binding
region
136
112
Arg
Cys
244
Major
lipid-binding
region
CO_2H-terminal
domain
272
NH_2-terminal
domain

LRKLRKRLLR	DWLKAFYDKVAEKLKAEF

AEM-28

Target Indications

- Homozygous Familial Hypercholesterolemia (HoFH)
  - Absence of LDL receptor function
  - Cannot clear LDL or control cholesterol levels
  - Orphan indication, potential for rapid development/ approval
  - Potential $200 million market
- Severe Refractory Hypercholesterolemia
  - Not responsive to lipid lowering
  - Orphan indication targeted
  - Potential $800 million market

Target Indications (cont'd)

- Acute Coronary Syndrome
  - 1,300,000 hospitalizations/year in US alone
  - 10-25% recurrence rate in first year after event
  - Reduce atherosclerosis burden and mortality
  - Potential $11 Billion annual market
  - Will require an outcome study and funding by big Pharma

Homozygous FH Animal Evidence: AEM -28 Reduces LDL & VLDL

- Watanabe Heritable Hyperlipidemic (WHHL) Rabbits have same genetic defect as human FH patients
- WHHL rabbits are refractory to statins, bile acid sequestrants, etc.
- **Single dose of AEM-28 reduces non-HDL cholesterol 45% at 18 hours**



0.08
0.06
0.04
0.02
0.00
Relative cholesterol (A546)
5
10
15
20
25
30
Elution volume (mL)
pre IV injection
18 hr post injection
LDL
VLDL
HDL
D LDL
D VLDL

Also results in reduction of several markers of atherosclerosis

Gupta, et al. Circulation: 2005;111:3112-3118

ACS Animal Evidence:
Direct Artery Wall Effects Reduce Atherosclerosis



Reduction in Atherosclerosis far Exceeds Cholesterol Drop

Control Animal

- Plasma Cholesterol ≈ 1600 mg/dl
- **51% of aorta covered by fatty streaks**

AEM-28 Animal

- Plasma Cholesterol ≈ 1100 mg/dl
- **8% of aorta covered by fatty streaks**

AEM-28 Sustained Effect on Atherosclerotic Lesions in Fat-fed APO E Null Mice 4 Weeks After Stopping Drug Treatment

Representative *en face* Lesions


Control
AEM-28

Figure 6.

***En face* Lesion Area**
(n=13 in each group)


25
20
15
10
5
0
En face percent lesion area
Saline
AEM-28
†
†p<0.001

Figure 4.

Poster Presentation at American Heart Association Scientific Sessions, November 19, 2013.
Full Poster available at www.LipimetiX.com

Summary – Apo E Mimetics

- Novel mimetics of key lipid/cholesterol metabolism protein
  - Utilizes alternate receptors on liver to clear atherogenic lipoproteins
  - Induces direct anti-inflammatory and lesion regression effects on artery walls
  - Believed to be only product in development with both effects
- Does not inhibit key regulatory enzymes
- **Mechanism of action and published animal data suggest potential for clinical success**

LipimetiX Operating Update

- Joint Venture formation/Transaction completed on August 3, 2012
- New AEM-28 drug material manufactured/received
- Pre-IND meeting letter filed with FDA
- Orphan Drug application approved December, 2012 by FDA for Homozygous Familial Hypercholesterolemia
- Preclinical Toxicity studies initiated / continuing
- Phase 1a and Phase 1b/2a protocols designed/being refined
- Goal: Submit IND Q4 2013, assuming clean tox data/acceptable safety profile

- **Schedule:**
  - CTA (Health Canada) submittal target end of November 2013
  - FDA IND submission to follow
  - Initiate Phase 1a human safety studies in Q1 2014 pending regulatory allowance and scheduling with Canadian CRO

- **Budget:**
  - Total Program Cost still ≈ $6M
  - Released $800K from Escrow to Fund CTA/IND Submission
  - Available Joint Venture Funds anticipated to be approximately adequate to complete 27-month Development Plan (refining final CRO Phase 1a/1b/2a budget now)

AEM-28 Human Protocol Summary

- **<u>Phase 1a</u>**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL and Total Cholesterol
  - Format:
    - Single Ascending Doses (5 doses delivered IV) in approximately 25 Normal Healthy Volunteers with Elevated Cholesterol

- **<u>Phase 1b/2a</u>**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL and Total Cholesterol
  - Format:
    - Multiple Ascending Dose (3 doses delivered IV) in approximately 15 Patients with Refractory Hypercholesterolemia

Capstone Summary

- Two Programs:
  - Apo E Mimetic Peptide AEM-28 in LDL Reduction
  - AZX100 in Pulmonary Fibrosis – LRRI Results
    - Continuing to seek Development Partner
- Continue CAPS Virtual Operation (1.5 Employees/ Consultants) to Preserve Cash
- Cash Resources Believed to be Adequate to Reach Value Milestones

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 101
Tempe, AZ 85281
(602) 286-5520